Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA 2003, INC. formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-in-Possession,

FILED
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS

DEC 23 2003

KENNETH S. GARDNER, CLERK
PS REP. - CC

DEBTORS’ POST-SALE MONTHLY OPERATING REPORT

FOR THE PERIOD FROM NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBOEUF, LAMB, GREENE & MACRAE, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180

Counsel for Debtors and Debtors-in-Possession

HA2003, Inc., formerly known as HA-LO Industries, Inc. (“HA-LO”), and its wholly-owned subsidiaries, LW2003, Inc., formerly known as Lee Wayne Corporation (“Lee Wayne”), and Starbelly.com, Inc. (“Starbelly”), debtors and debtors-in-possession in these Chapter 11 cases (collectively, the “Debtors”),(1) hereby submit this post-sale monthly operating report for the period from November 1, 2003 through November 30, 2003.

The customary reporting format provides for financial information of a debtor operating a business.  On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC.  These assets included all operating assets of the Debtors.  As a result, the Debtors are no longer operating a promotional products business.  Given the foregoing, the format for this report has been modified.

Dated: December 22, 2003	Respectfully submitted,

/s/ Brett J. Kitei
Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBoeuf, Lamb, Greene & MacRae, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180
Counsel for Debtors and Debtors-in-Possession

(1) On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC (the “HIG Buyer”). In connection with this sale, HA-LO and Lee Wayne sold their rights to the names HA-LO and Lee Wayne to the HIG Buyer, subject to the reservation of HA-LO’s and Lee Wayne’s right to use such name in connection with its Chapter 11 case.  Thereafter, pursuant to the terms of the Order entered by the Bankruptcy Court on April 4, 2003 authorizing such asset sale, HA-LO and Lee Wayne changed their names to HA2003, Inc. and LW2003, Inc., respectively.  Notwithstanding the foregoing, HA2003, Inc. formerly known as HA-LO Industries, Inc. is referred to herein as HA-LO.  The use of this definition is for the convenience of the parties to this lawsuit and should not be confused with any business being operated presently by the HIG Buyer under the name of HA-LO.

2

TABLE OF CONTENTS

Monthly Operating Report
HA-LO INDUSTRIES, INC. (Case No. 02 B 12059)

For the period of November 1, 2003 through November 31, 2003

Tab A:	Consolidated Balance Sheet

Tab B:	Cash Receipts

Tab C:	Cash Disbursements

Tab D:	Accounts and Notes Receivable

Tab E:	Accounts Payable

Tab F:	Tax Questionnaires

Tab G:	Declaration under Penalty of Perjury

Exhibit A

HA2003, Inc.

Monthly Operating Report - November 2003

Case No. 02 B 12059 (Jointly Administered)

Balance Sheet as at November 30, 2003

	HA2003, Inc.	LW2003, Inc.	Starbelly.com	Consolidated

ASSETS
Current Assets
Unrestricted Cash and Cash Equivalents	7,642,503	3,715	—	7,646,218
Accounts Receivable	2,946,651	(388)	—	2,946,262
Note Receivable	5,952,463	—	—	5,952,463
Inventories	—	—	—	—
Prepaid Expenses	123,367	—	—	123,367
Professional Retainers	—	—	—	—
Other Current Assets	—	—	—	—
TOTAL CURRENT ASSETS	16,664,983	3,327	—	16,668,310
Property and Equipment				—
Real Property and Improvements	—	—	—	—
Machinery and Equipment	—	—	—	—
Furniture, Fixtures and Office Equipment	—	—	—	—
Leasehold Improvements	—	—	—	—
Vehicles	—	—	—	—
Less Accumulated Depreciation	—	—	—	—
TOTAL PROPERTY & EQUIPMENT	—	—	—	—
Other Assets				—
Loans to Insiders	—	—	—	—
Other Assets	—	—	—	—
TOTAL OTHER ASSETS	—	—	—	—
TOTAL ASSETS	16,664,983	3,327	—	16,668,310

LIABILITIES AND OWNER EQUITY
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	—	—	—	—
Taxes Payable	115,870	—	—	115,870
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Reant/Leases - Building/Equipment	—	—	—	—
Professional Fees	3,826,720	—	—	3,826,720
Amounts due Insiders	—	—	—	—
Other Postpetition Liabilities	—	41,666	—	41,666
TOTAL POSTPETITION LIABILITIES	3,942,590	41,666	—	3,984,256
Liabilities Subject to Compromise (Pre-petition)				—
Secured Debt	—	—	—	—
Priority Debt	—	—	—	—
Unsecured Debt	36,595,320	8,054,233	5,105,738	49,755,290
TOTAL PRE-PETITION LIABILITIES	36,595,320	8,054,233	5,105,738	49,755,290
				—
TOTAL LIABILITIES	40,537,910	8,095,898	5,105,738	53,739,546
				—
Owners Equity				—
Capital Stock	461,385,054	1,000	—	461,386,054
Additional Paid in Capital	—		—	—
Partners’ Capital Account	—		—	—
Owners Equity Account	—		—	—
Retained Earning - Pre-petition	(80,420,662)	6,991,016	(305,135,251)	(378,564,897)
Retained Earning - Postpetition	(392,284,534)	(15,084,588)	300,029,513	(107,339,609
Adjustments to Owners Equity	(12,552,785)	—	—	(12,552,785)
Postpetition Contributions	—	—		—
NET OWNERS EQUITY	(23,872,927)	(8,092,572)	(5,105,738)	(37,071,237)
				—
TOTAL LIABILITIES AND OWNER EQUITY	16,664,983	3,327	0	16,668,310

Exhibit B

HA2003, Inc.

Case No. 02 B 12059 (Jointly Administered)

Monthly Operating Report - November 2003

Cash Receipts

Date	Description	Receipts	Note

11/03/03	ADP TX/FINCL SVC ADP - TAX	11,943.49	Reverse MSS - Taxes for November Severence $50k
11/03/03	Marc Simon	19,725.00	funds from escrow for 11/03 severence payroll taxes
11/04/03	preference settlement	5,000.00	1 wire
11/12/03	preference settlement	9,500.00	1 wire
11/17/03	ABC Business Forms	15,000.00	preference settlement
11/17/03	Amercian Covers Inc	11,789.19	preference settlement
11/17/03	Ad Products Bazaar, Inc	13,682.00	preference settlement
11/17/03	Ad-Tek Specialties, Inc	5,100.00	preference settlement
11/17/03	Anothy Enterprises	1,250.00	preference settlement
11/17/03	Cooper & Clement	1,000.00	preference settlement
11/17/03	Cyndel Enterprises	6,000.00	preference settlement
11/17/03	Del Rey Nut Company	1,000.00	preference settlement
11/17/03	Embroidery Masters, Inc	3,166.68	preference settlement
11/17/03	Global Marketing International	3,000.00	preference settlement
11/17/03	Guardian Alarm Company of Michigan	3,000.00	preference settlement
11/17/03	Innovation Specialties	4,000.00	preference settlement
11/17/03	United States Nameplate Co.	2,000.00	preference settlement
11/17/03	Rothco	5,500.00	preference settlement
11/17/03	Olympic Flag & Banner	7,004.00	preference settlement
11/17/03	Pencoa	3,500.00	preference settlement
11/17/03	Petersen & Lefkofsky PC	2,000.00	preference settlement
11/17/03	Picnic at Ascots, Inc	9,000.00	preference settlement
11/17/03	Posh Xessories, Inc.	3,000.00	preference settlement
11/17/03	Quake City Casuals, Inc	5,534.00	preference settlement
11/17/03	The Allen Company (1 of 6 payments)	833.00	preference settlement
11/17/03	Digispec	30,000.00	preference settlement
11/17/03	Traffic Works, Inc.	1,000.00	preference settlement
11/19/03	preference settlement	4,050.00	1 wire
11/21/03	Jumbo CD interest	5,833.33
11/30/03	MM Inerest	327.51

	Total	193,738

1

Exhibit C

HA2003, Inc.

Case No. 02 B 12059 (Jointly Administered)

Monthly Operating Report - November 2003

Cash Disbursements

Clear Date	Check Date	Check #	Description	Disbursements	Note

11/03/03			ADP TX/FINCL SVC ADP - TAX	(12,382.48)	Correction - MSS - Taxes for November Severence $50k
11/05/03			ADP Payroll fees	(71.58)
11/14/03			ADP Tax Services	(56.00)
11/17/03	11/13/03	1035	FedEx	(32.85)
11/19/03	11/13/03	1034	LeBoeuf, Lamb, Greene & McRae	(263,026.05)	July/August 2003 - 80 fees, 100% expenses
11/24/03			ADP TX/FINCL SVC ADP - TAX	(12,707.02)	wire for 2001 payroll taxes due to IRS
11/25/03	11/13/03	1036	US Trustee	(8,500.00)	3rd quarter 2003 fees
11/28/03			ADP TX/FINCL SVC ADP - TAX	(20,450.00)	MSS - Taxes for December 2003 Severence $50k

			Total	(317,226)

Exhibit D

HA2003, Inc.

Case No. 02 B 12059 (Jointly Administered)

Monthly Operating Report - November 2003

Accounts and Notes Receivable

Premier - intercompany	2,804,414
HIG - assumed float	141,848
Beanstalk - note receivable	362,500
Ha-Lo Holdings, BV (HIG) - note receivable	4,589,963
Upshot Escrow	1,000,000

Total	8,898,725

Exhibit E

HA2003, Inc.

Monthly Operating Report - November 2003

Case No. 02 B 12059 (Jointly Administered)

Accounts Payable

Mayer Brown Rowe	3,402
Petersen & Lefkofsky	575
Fasken Martineau Dumoulin	2,413
Logan & Co	16,649
Wildman Harrold Allen & Dixon	25,863
Sachnoff & Weaver	34,603
Ungaretti & Harris	4,064
Ernst & Young*	127,599
FTI Consulting*	58,786
Orrick, Herrington*	423,733
Piper Rudnick*	808,740
Saul Ewing*	25,088
Silverman Consulting*	185,704
Sperling & Slater*	961,733
Neal Gerber & Eisenberg*	363,276
LeBoeuf, Lamb Greene & McRae*	457,339
Alix Partners*	289,979
Salans*	37,174

Total	3,826,720

* estimate

Exhibit F

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: HA2003, INC.	CASE NO.: 02 B 12059

FOR OCTOBER 1 THRU NOVEMBER 30, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐

2.	FICA withholdings	Yes ☒	No ☐

3.	Employee’s withholdings	Yes ☒	No ☐

4.	Employer’s FICA	Yes ☒	No ☐

5.	Federal Unemployment Taxes	Yes ☒	No ☐

6.	State Income Tax	Yes ☒	No ☐

7.	State Employee withholdings	Yes ☒	No ☐

8.	All other state taxes	Yes ☐	No ☒

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

•                  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

•                  Delaware Franchise Tax, $92,000 due December 1, 2002.

•                  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

Exhibit G

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: LW2003, INC.	CASE NO.: 02 B 13224

FOR OCTOBER 1 THRU NOVEMBER 30, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐

2.	FICA withholdings	Yes ☒	No ☐

3.	Employee’s withholdings	Yes ☒	No ☐

4.	Employer’s FICA	Yes ☒	No ☐

5.	Federal Unemployment Taxes	Yes ☒	No ☐

6.	State Income Tax	Yes ☒	No ☐

7.	State Employee withholdings	Yes ☒	No ☐

8.	All other state taxes	Yes ☒	No ☐

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, MARC S. SIMON, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/s/ Marc S. Simon
For the Debtor In Possession (Trustee)

Print or type name and capacity of person signing this Declaration:

Marc S. Simon
CEO

DATED:	12-22-03